UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2003

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-101052 (Commission File Number)	02-0623497 (IRS Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 652-8187

New December, Inc.
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 4. Changes in Registrant’s Certifying Accountant.
Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 8. Change in Fiscal Year.
SIGNATURE
EXHIBIT INDEX
Exhibit 2.2
Exhibit 3.1
Exhibit 3.2
Exhibit 4.1
Exhibit 16
Exhibit 99.1

Item 2. Acquisition or Disposition of Assets.

     On June 26, 2003 (the “Closing Date”), pursuant to the Agreement and Plan of Merger and Contribution, dated June 16, 2002 (as amended, the “Merger Agreement”), by and among Dreyer’s Grand Ice Cream, Inc. (“Old Dreyer’s”), Dreyer’s Grand Ice Cream Holdings, Inc. (formerly New December, Inc. and referred to herein as “New Dreyer’s”), December Merger Sub, Inc., Nestlé Holdings, Inc. (“Nestlé”) and NICC Holdings, Inc. (“NICC Holdings”), a wholly-owned indirect subsidiary of Nestlé, Old Dreyer’s was combined with Nestlé Ice Cream Company, LLC (“NICC”), the Nestlé affiliate which holds Nestlé’s United States frozen dessert business. As a result of the combination, Old Dreyer’s and NICC have become wholly-owned subsidiaries of New Dreyer’s.

     As a result of the consummation of the transactions under the Merger Agreement, holders of Old Dreyer’s Common Stock, $1.00 par value (other than Nestlé and its affiliates), are entitled to receive one share of Class A Callable Puttable Common Stock, $0.01 par value, of New Dreyer’s in exchange for each share of Old Dreyer’s Common Stock. Subject to the terms and conditions of the Restated Certificate of Incorporation of New Dreyer’s, which is included in this report as Exhibit 3.1 and is incorporated by reference herein, the holders of New Dreyer’s Class A Callable Puttable Common Stock will be permitted to sell (put) some or all of their shares to New Dreyer’s for $83.00 per share during two periods, the first beginning on December 1, 2005 and ending on January 13, 2006, and the second beginning on April 3, 2006 and ending on May 12, 2006. The New Dreyer’s Class A Callable Puttable Common Stock will also be subject to redemption (call) by New Dreyer’s at the request of Nestlé at $88.00 per share during the period beginning on January 1, 2007 and ending on June 30, 2007. Pursuant to the Merger Agreement, NICC Holdings and Nestlé will receive shares of Class B Common Stock of New Dreyer’s constituting approximately 67% of the diluted shares of New Dreyer’s. The Class B Common Stock is similar to the Class A Callable Puttable Common Stock but does not contain the call and put features.

     The issuance of New Dreyer’s Class A Callable Puttable Common Stock as described above was registered under the Securities Act of 1933 pursuant to the registration statement on Form S-4 filed by New Dreyer’s (File No. 333-101052) with the Securities and Exchange Commission (the “SEC”) and declared effective on February 14, 2003, as amended by a filing pursuant to Rule 424(b)(3) (File No. 333-101052), filed with the SEC on February 18, 2003 (the “Registration Statement”). The proxy statement/prospectus of Old Dreyer’s included in the Registration Statement contains additional information about this transaction. The New Dreyer’s Class A Callable Puttable Common Stock has been approved for listing on the Nasdaq National Market and will trade under the ticker symbol “DRYR.” The description of the New Dreyer’s Class A Callable Puttable Common Stock contained under the caption “Description of New Dreyer’s Capital Stock” in the proxy statement/prospectus included in the Registration Statement is incorporated by reference herein.

     Old Dreyer’s Common Stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the Nasdaq National Market under the ticker symbol “DRYR.” In reliance on Rule 12g-3(a) under the Exchange Act, the New Dreyer’s Class A Callable Puttable Common Stock is deemed to be registered under Section 12(g) of the Exchange

Act. As a result of the consummation of the transactions under the Merger Agreement, Old Dreyer’s is delisting its Common Stock from the Nasdaq National Market and filing a Form 15 with the SEC to terminate the registration of its Common Stock under the Exchange Act.

     On June 26, 2003, New Dreyer’s issued a press release announcing the completion of the transactions under the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 4. Changes in Registrant’s Certifying Accountant.

     Effective on June 26, 2003, KPMG LLP’s (“KPMG”) appointment as principal accountants for NICC was terminated and PricewaterhouseCoopers LLP (“PwC”) was engaged as principal accountants for New Dreyer’s, including its subsidiaries. The decision to engage PwC was approved by the Audit Committee of the Board of Directors of New Dreyer’s. The engagement of PwC by New Dreyer’s is deemed to be a change in the certifying accountant of New Dreyer’s as a result of the accounting treatment of the transactions under the Merger Agreement.

     In connection with the audits of the financial statements of NICC and subsidiaries as of and for the three fiscal years ended December 31, 2002, and a review of the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG has not been engaged to audit or review any financial statements of New Dreyer’s.

     The audit reports of KPMG on the consolidated financial statements of NICC and subsidiaries as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     New Dreyer’s has provided KPMG with a copy of the foregoing disclosures. A letter from KPMG addressed to the SEC and furnished to New Dreyer’s, dated June 26, 2003, stating that it has no disagreements with such disclosures, is attached as Exhibit 16 to this Form 8-K.

Item 5. Other Events.

Regulatory Approvals.

     On June 25, 2003, the Federal Trade Commission (the “FTC”) voted to accept for public comment the Agreement Containing Consent Orders, including the Decision and Order and the Order to Maintain Assets (collectively, the “FTC Consent Decree”) among Nestlé, New Dreyer’s and Old Dreyer’s.

     The FTC’s acceptance of the FTC Consent Decree for public comment satisfied the final outstanding condition to the obligations of Nestlé and Old Dreyer’s to consummate the transactions, other than conditions that by their nature could not be satisfied until the date of the consummation of the transactions.

Name Change.

     Immediately prior to the completion of the transactions described above, New Dreyer’s changed its name from “New December, Inc.” to “Dreyer’s Grand Ice Cream Holdings, Inc.”

Governance Agreement.

     Nestlé, Nestlé S.A. and New Dreyer’s have entered into a Governance Agreement, dated June 26, 2003 (the “Governance Agreement”) in connection with the consummation of the transactions under the Merger Agreement. The Governance Agreement contains agreements of the parties thereto concerning the redemption of New Dreyer’s Class A Callable Puttable Common Stock, corporate governance of New Dreyer’s and future acquisitions or dispositions of securities of New Dreyer’s by Nestlé and its affiliates. The Governance Agreement is included in this report as Exhibit 4.1 and is incorporated by reference herein.

New Dreyer’s Board of Directors.

     The Governance Agreement provides that the New Dreyer’s Board of Directors will consist of 10 members, with five members being Nestlé nominees. In accordance with the Governance Agreement, the New Dreyer’s Board of Directors consists of the following members as of the date hereof:

     •     T. Gary Rogers, former Chairman of the Old Dreyer’s Board of Directors and former Chief Executive Officer of Old Dreyer’s, who will serve as Chairman of the New Dreyer’s Board of Directors and Chief Executive Officer of New Dreyer’s;

     •     Peter Brabeck-Letmathe, Chief Executive Officer of Nestlé S.A. and one of Nestlé’s nominees to the New Dreyer’s Board of Directors, who will serve as Vice Chairman of the New Dreyer’s Board of Directors;

     •     William F. Cronk, III, a former member of the Old Dreyer’s Board of Directors and former President of Old Dreyer’s;

     •     Jan L. Booth, John W. Larson and Timothy P. Smucker, former directors of Old Dreyer’s, three independent directors nominated by New Dreyer’s; and

     •     Carlos E. Represas, Joe Weller, Tahira Hassan and Jorge Sadurni, four directors nominated by Nestlé.

Item 7. Financial Statements and Exhibits.

     The transactions will be reported by New Dreyer’s as a reverse acquisition under the purchase method of accounting under accounting principles generally accepted in the United States of America. For this purpose, NICC will be deemed to be the acquirer and Old Dreyer’s will be deemed to be the acquired entity. Pursuant to the instructions to Item 7(a)(4) and Item 7(b)(2) of Form 8-K, not later than 60 days after the date that this Report was required to be filed, New Dreyer’s intends to file an amendment to this Report on Form 8-K/A that will include the audited financial statements of the acquirer (NICC) for the three-year period ended December 31, 2002, the quarterly financial information for the quarter ended March 31, 2003 and the related pro forma financial information. The audited financial statements of the business acquired (Old Dreyer’s) for the three-year period ended December 28, 2002 and the quarterly financial information for the quarter ended March 29, 2003 have been filed by Old Dreyer’s with the SEC in Old Dreyer’s Annual Report on Form 10-K, filed on March 28, 2003 (File No. 000-14190), and quarterly report on Form 10-Q, filed on May 13, 2003 (File No. 000-14190), respectively.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, Amendment No. 1 thereto, dated as of October 25, 2002, and Amendment No. 2 thereto, dated as of February 5, 2003, by and among Dreyer’s Grand Ice Cream, Inc., New December, Inc., December Merger Sub, Inc., Nestlé Holdings, Inc., and NICC Holdings, Inc. (incorporated by reference to Annex A to Proxy Statement/Prospectus filed on February 18, 2003 pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration No. 333-101052)

2.2	Amendment No. 3, dated June 16, 2003, to the Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, as amended on October 25, 2002 and February 5, 2003, by and among Dreyer’s Grand Ice Cream, Inc., New December, Inc., December Merger Sub, Inc., Nestlé Holdings, Inc., and NICC Holdings, Inc.

3.1	Restated Certificate of Incorporation of Dreyer’s Grand Ice Cream Holdings, Inc. (formerly New December, Inc.)

3.2	Amended and Restated Bylaws of Dreyer’s Grand Ice Cream Holdings, Inc. (formerly New December, Inc.)

4.1	Governance Agreement, dated as of June 26, 2003, among Nestlé Holdings, Inc., Nestlé S.A. and Dreyer’s Grand Ice Cream Holdings, Inc.

16	Letter from KPMG LLP to the Securities and Exchange Commission, dated June 26, 2003

99.1	Press release dated June 26, 2003

Item 8. Change in Fiscal Year.

     The fiscal year of NICC, the acquirer of Old Dreyer’s for accounting purposes, is a calendar year. New Dreyer’s fiscal year has been a calendar year. New Dreyer’s is adopting the fiscal year of Old Dreyer’s, which is a 52-week or 53-week period ending on the last Saturday in December. The 2003 fiscal year for New Dreyer’s shall end on December 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

Date: June 27, 2003

	By:	/s/ T. Gary Rogers

	Name:	T. Gary Rogers

	Title:	Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, Amendment No. 1 thereto, dated as of October 25, 2002, and Amendment No. 2 thereto, dated as of February 5, 2003, by and among Dreyer’s Grand Ice Cream, Inc., New December, Inc., December Merger Sub, Inc., Nestlé Holdings, Inc., and NICC Holdings, Inc. (Incorporated by reference to Annex A to Proxy Statement/Prospectus filed on February 18, 2003 pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration No. 333-101052)

2.2	Amendment No. 3, dated June 16, 2003, to the Agreement and Plan of Merger and Contribution, dated as of June 16, 2002, as amended on October 25, 2002 and February 5, 2003, by and among Dreyer’s Grand Ice Cream, Inc., New December, Inc., December Merger Sub, Inc., Nestlé Holdings, Inc., and NICC Holdings, Inc.

3.1	Restated Certificate of Incorporation of Dreyer’s Grand Ice Cream Holdings, Inc. (formerly New December, Inc.)

3.2	Amended and Restated Bylaws of Dreyer’s Grand Ice Cream Holdings, Inc. (formerly New December, Inc.)

4.1	Governance Agreement, dated as of June 26, 2003, among Nestlé Holdings, Inc., Nestlé S.A. and Dreyer’s Grand Ice Cream Holdings, Inc.

16	Letter from KPMG LLP to the Securities and Exchange Commission, dated June 26, 2003

99.1	Press release dated June 26, 2003